UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 14, 2003
                                 ---------------

                         BARRINGTON SCIENCES CORPORATION
                ------------------------------------------------
               (Formerly known as: Financial Express Corporation)
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

             33-27042-NY                                        93-0996537
             -----------                                        ----------
        (Commission File No.)                                (I.R.S. Employer
                                                            Identification No.)

                  1107 Bennet Drive
      Port Coquitlam, British Columbia, Canada                    V3C 6H2
      ----------------------------------------                    -------
      (Address of principal executive offices)                   (Zip Code)

                  Registrant's telephone number: (604) 868-7400

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ITEM 8.  Change in Fiscal Year.

     On April 10, 2003, the registrant, Barrington Sciences Corporation (formerly known as Financial Express Corporation) elected to change its fiscal year from a calendar year to a fiscal year ending on September 30. This change in fiscal year was made effective September 30, 2002. A Form 10-Q for the quarter ended December 31, 2002 will be filed shortly.

     The change in fiscal year was motivated by the registrant's desire to have its fiscal year coincide with the fiscal year of Barrington Sciences International Corporation, a privately held company whose assets were acquired by the registrant effective as of December 31, 2002.

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                                    Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Barrington Sciences Corporation

                                      /s/  Lorne Broten
                                      ------------------------------------------
                                      By:  Lorne Broten
                                      Its: Chief Financial Officer


Date:  April 14, 2003